SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

GENVEC, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	0-24469	23-2705690

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

65 West Watkins Mill Road
Gaithersburg, MD

(Address of principal executive offices)

20878

(Zip code)

(240) 632 0740

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Text of Press Release, dated August 5, 2004.

Item 12. Results of Operations and Financial Condition.

On August 5, 2004, GenVec, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2004 and updates on the Company’s clinical programs. The press release is furnished as Exhibit 99.1 hereto.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

/s/ Jeffrey W. Church
———————————————

Jeffrey W. Church
Chief Financial Officer, Treasurer
  and Corporate Secretary

Date: August 5, 2004